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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2015

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Exchange Street, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Nortek, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 28, 2015. The total number of shares of common stock outstanding and entitled to vote on the record date was 16,316,981.
The Company’s stockholders elected Michael J. Clarke, Daniel C. Lukas and Bennett Rosenthal as Class III directors to serve on the Company’s Board of Directors until the Company’s 2018 Annual Meeting of Stockholders. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Michael J. Clarke	14,086,041	34,705	1,790,725
Daniel C. Lukas	14,004,369	116,377	1,790,725
Bennett Rosenthal	14,004,369	116,377	1,790,725
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2015. The voting results were as follows:

For	Against	Abstain
15,908,488	2,983	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By: /s/ Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Senior Vice President, General
     Counsel and Secretary

Date: April 29, 2015